UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): May 29, 2025

Expion360 Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41347	81-2701049
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2025 SW Deerhound Avenue
Redmond, OR 97756
(Address of principal executive offices and zip code)

(541) 797-6714

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XPON	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 5.08.	Shareholder Director Nominations.

2025 Annual Meeting of Stockholders

Expion360 Inc. (the “Company”) expects to hold its 2025 annual meeting of stockholders (the “Annual Meeting”) on Thursday, July 31, 2025 and expects the record date for the Annual Meeting to be June 4, 2025. The Company will provide additional details regarding the exact time and location of, and the matters to be voted on at, the Annual Meeting in the Company’s proxy statement for the Annual Meeting, which will be filed with the Securities and Exchange Commission (the “SEC”).

Stockholder Proposal and Director Nomination Deadlines

Because the scheduled date of the Annual Meeting represents a change of more than 30 days from the anniversary of the Company’s 2024 annual meeting of stockholders, the deadlines for stockholders to propose actions for consideration or to nominate individuals to serve as directors at the Annual Meeting previously set forth in the Company’s 2024 proxy statement are no longer applicable. Therefore, the Company is providing notice of revised deadlines in connection with the Annual Meeting as set forth below.

Revised Deadline for Rule 14a-8 Stockholder Proposals

Qualified stockholder proposals made pursuant to Rule 14a-8 (“Rule 14a-8”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be presented at the Annual Meeting and included in the Company’s proxy statement and form of proxy relating to that meeting must be received by the Company no later than June 8, 2025, which the Company has determined to be a reasonable time before it expects to begin distributing its proxy materials for the Annual Meeting. Any proposal received after such date will be considered untimely for inclusion in the proxy statement. All proposals submitted pursuant to Rule 14a-8 must comply with the rules and regulations promulgated by the SEC.

Revised Deadline Under Advance Notice Bylaw Provision

The Company’s Amended and Restated Bylaws (the “Bylaws”) include separate advance notice provisions applicable to stockholders desiring to bring nominations for directors or to bring proposals before an annual meeting of stockholders other than pursuant to Rule 14a-8. These advance notice provisions require that, among other things, stockholders give timely written notice to the Company regarding such nominations or proposals and provide the information and satisfy the other requirements set forth in the Bylaws. To be timely, a stockholder who intends to present nominations or a proposal at the Annual Meeting other than pursuant to Rule 14a-8 must provide the information set forth in the Bylaws to the Company no later than June 8, 2025.

Revised Deadline Under Universal Proxy Rules

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 8, 2025, which is the later of 60 calendar days prior to the date of the Annual Meeting and the 10th calendar day following public announcement by the Company of the date of the Annual Meeting.

Requirements Applicable to All Proposals

All stockholder proposals or notices provided in compliance with the foregoing deadlines must be received at the Company’s headquarters and addressed to the Company’s Chief Financial Officer at: Expion360 Inc., 2025 SW Deerhound Avenue, Redmond, Oregon 97756.

The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPION360 INC.

Date: May 29, 2025	By:	/s/ Brian Schaffner
	Name:	Brian Schaffner
	Title:	Chief Executive Officer